UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: October 31

Date of reporting period: October 31, 2011

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

October 31, 2011

Annual Repor t

Legg Mason

Global Currents

International All Cap

Opportunity Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Legg Mason Global Currents International All Cap Opportunity Fund

Fund objective

The Fund seeks total return on its assets from growth of capital and income.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the annual report of Legg Mason Global Currents International All Cap Opportunity Fund for the twelve-month reporting period ended October 31, 2011. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

November 25, 2011

Legg Mason Global Currents International All Cap Opportunity Fund	III

Investment commentary

Economic review

Although the U.S. economy continued to grow over the twelve months ended October 31, 2011, the pace of the expansion was generally disappointing. U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, has been less robust than during most other periods exiting a severe recession. GDP growth was 2.3% during the fourth quarter of 2010 and 3.0% for calendar 2010 as a whole. The Commerce Department then reported that first and second quarter 2011 GDP growth were 0.4% and 1.3%, respectively. This moderation in growth during the first half of the calendar year was due to a variety of factors, including less robust export activity and a deceleration in consumer spending given higher oil and food prices. The second estimate for third quarter GDP growth was 2.0%. Accelerating growth was attributed, in part, to higher consumer spending, which grew 2.3% in the third quarter, versus a modest 0.7% gain in the second quarter.

Two factors holding back the U.S. economy have been the weak job market and continued strains in the housing market. While there was some modest improvement in early 2011, unemployment again moved higher and remained elevated throughout the remainder of the reporting period. At the end of October 2011, the unemployment rate, as reported by the U.S. Department of Labor, was 9.0%. Looking at the housing market, existing-home sales moved somewhat higher toward the end of 2010 and in January 2011, according to the National Association of Realtors (“NAR”). Existing-home sales then declined during five of the next nine months. Existing-home prices were weak versus a year ago, with the NAR reporting that the median existing-home price for all housing types was $162,500 in October 2011, down 4.7% from October 2010. Even the manufacturing sector, one of the stalwarts of the U.S. economy in recent years, softened during much of the reporting period. Based on the Institute for Supply Management’s PMI (“PMI”)ii, in February 2011, the manufacturing sector expanded at its fastest pace since May 2004, with a reading of 61.4 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). The PMI then generally moderated over the remainder of the reporting period and ended October 2011 at 50.8.

Disappointing economic news was not limited to the U.S. In September 2011, the International Monetary Fund (“IMF”) lowered its growth projections for the global economy. Citing “a much slower recovery in advanced economies since the beginning of the year” and an “increase in fiscal and financial uncertainty,” the IMF pared its estimate for 2011 global growth to 4.0%, versus 4.3% in June. The IMF now anticipates 2011 growth will be 1.6% in the Eurozone and -0.5% in Japan. While growth in emerging market countries is expected to remain higher than in their developed country counterparts, the IMF reduced its projection for the former from 6.6% to 6.4% in 2011.

The Federal Reserve Board (“Fed”)iii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. In November 2010, the Fed announced a second round of quantitative easing (often referred to as “QE2”) to help stimulate the economy. Also, as has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. In addition, in August 2011, the Fed declared its intention to keep the federal funds rate on hold until mid-2013. In September 2011, the Fed announced its intention to purchase $400 billion of longer-term Treasury securities and to sell an equal amount of shorter-term Treasury securities by June 2012 (often

IV	Legg Mason Global Currents International All Cap Opportunity Fund

Investment commentary (cont’d)

referred to as “Operation Twist”). Finally, at its meeting in early November (after the reporting period ended), the Fed potentially opened the door to another round of quantitative easing, saying it is “prepared to employ its tools to promote a stronger economic recovery in a context of price stability.”

Given the economic challenges in the Eurozone, the European Central Bank (“ECB”) had not raised interest rates since July 2008. However, in April 2011, the ECB raised interest rates from 1.00% to 1.25%, and then to 1.50% in July. However, in November 2011 (after the reporting period ended), the ECB lowered interest rates from 1.50% to 1.25%. In other developed countries, the Bank of England kept rates on hold at 0.50% during the reporting period, as did Japan at a range of zero to 0.10%, the lowest level since 2006. Elsewhere, a number of emerging market countries, including China, India and Brazil, raised interest rates during the reporting period in an effort to ward off inflation.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and

Chief Executive Officer

November 25, 2011

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index. Forecasts and predictions are inherently limited and should not be relied upon as indication of actual or future performance.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

Legg Mason Global Currents International All Cap Opportunity Fund 2011 Annual Report	1

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks total return on its assets from growth of capital and income. Under normal circumstances, the Fund invests at least 80% of its net assets in a diversified portfolio of equity securities of foreign companies and invests substantially all of its assets outside the United States. The Fund may invest in equity securities of small-, medium- and large-capitalization issuers. Under normal circumstances, the Fund may invest up to 20% of the value of its net assets in debt securities of U.S. and foreign corporate and governmental issuers, including up to 10% of the value of its net assets in debt securities rated below investment grade. The Fund may invest in all types of debt securities of any maturity or credit quality. We leverage an integrated global research approach that seeks stocks in companies that we believe offer the best potential for capital appreciation. While we select investments primarily for their capital appreciation potential, some investments have an income component as well. The Fund may also invest in emerging markets on an opportunistic basis.

Q. What were the overall market conditions during the Fund’s reporting period?

A. During the twelve-month reporting period ended October 31, 2011, international equity markets generated losses across varied investment styles, market capitalization and geography. Generally, market participants have been mired in financial turmoil including Europe’s sovereign default issues, inflationary pressures in the developing markets, and lackluster growth in many regions of the globe. During the reporting period, many investors rotated from a “risk on” to a “risk off” mentality, and back again, behavior that drove market volatility higher. Although many investment strategists and economists were optimistic about economic growth in late 2010, as 2011 progressed sentiment turned more cautious as the potential for the world’s economies to head into a double-dip recession and concerns about a global financial contagion rose. Adding to a stewpot of worries, continued weakness in emerging market economies impacted markets, especially China, which has been fighting inflation and slowing growth. Overall, the policy response of government officials in Europe, Asia and the U.S. seemed the key factor affecting capital markets and this intensified toward the end of the reporting period. As concerns elevated in the third quarter of 2011, money moved dramatically to cash and government bonds despite yields below the rate of inflation. Investors retreated from equities, high-yield bonds and emerging market bonds. Even gold — frequently a safe harbor — reflected a collapse in prices during the month of September. Moreover, serious declines in commodities seemed to indicate a reduction in demand worldwide. Despite a significant drawdown in prices during the third quarter of 2011, equity markets recovered in October as investors responded favorably to proposed solutions in Europe and favorable economic reports in the U.S. Overall, policy uncertainty, coupled with stresses in both equity and credit markets and lackluster economic growth, weighed on investors as the reporting period closed. The MSCI All Country World Index Ex-U.S. (“MSCI ACWI Ex-U.S.”)i posted a loss of 4.66% during the twelve months ended October 31, 2011.

Given the volatility experienced during the reporting period, we believe that there are two near-term hurdles from a bottom-up standpoint: valuations and expectations. On a fundamental basis, cyclically adjusted long-term price-to-earnings (“P/E”) ratiosii remain high for most international markets. These levels are not consistent with subsequent high returns and are well above the historical P/E ratios found at bear market lows.

2	Legg Mason Global Currents International All Cap Opportunity Fund 2011 Annual Report

Fund overview (cont’d)

Earnings estimates also remain elevated with profits expected to be the best in human history over the next two years, indicating a high degree of investor complacency versus fear. This is particularly true for the later cycle Industrials and commodity cyclicals — where record high margins are forecasted to expand dramatically by 2013. A combination of rising costs, slowing revenue growth and increasing competition leads us to believe that these estimates will prove overly optimistic. Our long experience as value managers with a contrarian bent has taught us to respect the downside of the earnings cycle regardless of how optically “cheap” stocks may appear. Further, we believe that in volatile markets, both on the upside and the downside, prudent active management can be very beneficial in navigating international markets.

Q. How did we respond to these changing market conditions?

A. In the face of such a mixed investing environment, our team’s focus was to build a diversified portfolio of high-quality companies trading at attractive valuations based upon conservative levels of profits. While troubling, the decline in equity prices late in the reporting period served to accelerate our valuations-focused investment process and enhance portfolio construction while seeking to capture long-term returns for the Fund.

During the reporting period, the Fund benefited by investments in such areas as Telecommunication Services (“Telecom”), Materials and Financials and through exposure to companies in emerging markets and specific countries in Europe such as Denmark, Belgium and the Netherlands. Our perspective is that market forces are attempting to implement the “fixing the system” path with the talk of defaults, write-downs, deficit reduction and capital-raising in Europe. China and other emerging nations are trying to reign in speculative asset bubbles and inflation. Central bankers are under pressure to change their counterproductive policies that have led to the mispricing of money, assets and risk and a decade of global mal-investment. If the world can avoid descending into the politics of blame and its protectionism, nationalism and class warfare, we believe there is a good chance that things will begin to get better. The global “re-set” we continue to expect will not be a painless journey and transition periods are historically filled with volatility. But the destination is a world economy based upon the dynamics of abundance and efficiency rather than scarcity with consumption funded by rising productivity and incomes. We are not there yet, but this more optimistic view is the road map we see as most likely in the long run.

Our investment process has driven the investment team to focus on those companies with resilient cash flows such as Health Care, Consumer Staples, Software, Commercial Services and Household Product companies. Additional ideas tended to fall into the general category of “early cycle” investments. This includes Retailers, Consumer Durables, Travel, Media and Apparel firms, particularly from the U.S., UK and Japan. These areas were among the first to suffer from the collapse in housing prices, the banking sector and consumer confidence and we believe that they will be early beneficiaries of falling commodity prices and bottoming real estate. The emerging market consumer was hurt by higher food and energy costs this year along with tightening monetary conditions and we anticipate some relief as the global economy slows.

Our belief is that over time, Europe will reflect the classic pattern of devalue, default and recovery. Timing is the key factor that cannot be precisely determined. Accordingly, as this process takes place, shares of European exporters that have fallen to attractive valuation levels are likely to get a big competitive boost. Our view is that the

Legg Mason Global Currents International All Cap Opportunity Fund 2011 Annual Report	3

losers in this scenario will be the non-Eurozone goods producing sectors from Switzerland and Sweden to Japan. Significantly, we are evaluating the attractive valuations of Europe’s high-quality, leading exporters currently. Although the banks have been under pressure during the reporting period, we anticipate that there will be specific franchises that have resilient business models in Europe and the developing countries that will become extremely attractive over time.

Performance review

For the twelve months ended October 31, 2011, Class A shares of Legg Mason Global Currents International All Cap Opportunity Fund, excluding sales charges, returned -3.59%. The Fund’s new unmanaged benchmark, the MSCI ACWI Ex-U.S., and its former unmanaged benchmark, the MSCI EAFE Indexiii, returned -4.66% and -4.08%, respectively, for the same period. The Lipper International Multi-Cap Value Funds Category Average1 returned -6.35% over the same time frame.

Performance Snapshot as of October 31, 2011 (unaudited)
(excluding sales charges)	6 months	12 months
Legg Mason Global Currents International All Cap Opportunity Fund:
Class A	-15.24%	-3.59%
Class B2	-15.88%	-4.76%
Class C	-15.51%	-4.26%
Class I	-15.02%	-3.17%
Class IS	-14.98%	-3.00%
MSCI ALL Country World Index Ex-U.S.	-15.21%	-4.66%
MSCI EAFE Index	-14.90%	-4.08%
Lipper International Multi-Cap Value Funds Category Average[1]	-17.10%	-6.35%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended October 31, 2011, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 124 funds for the six-month period and among the 116 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

[2]

Effective July 1, 2011, the Fund no longer offers Class B shares for purchase by new and existing investors. Individual investors who owned Class B shares on June 30, 2011 may continue to hold those shares but may not add to their Class B share positions except through dividend reinvestment. Class B shares are also available for incoming exchanges.

4	Legg Mason Global Currents International All Cap Opportunity Fund 2011 Annual Report

Fund overview (cont’d)

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated February 28, 2011, the gross total annual operating expense ratios for Class A, Class B, Class C, Class I and Class IS shares were 1.47%, 2.59%, 2.33%, 1.25% and 1.00%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets is not expected to exceed 1.15% for Class I shares. In addition, the total annual operating expenses for Class IS shares will not exceed those for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts previously waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation in effect at the time the fees were earned or the expenses incurred.

Q. What were the leading contributors to performance?

A. Stock selection in the Financials and Telecom sectors significantly enhanced the Fund’s results during the period. An underweight to Financials and Materials also contributed positively to performance. On a country basis, performance benefited through stock selection in China, the Netherlands, Belgium and Sweden. Over the reporting period, individual stocks that made a significant contribution to performance included BCE Inc. in the Telecom sector, Unilever in the Consumer Staples sector and BASF in the Materials sector.

Q. What were the leading detractors from performance?

A. Stock selection in the Utilities and Health Care sectors negatively impacted performance during the reporting period. On a country basis, performance declined through stock selection in Switzerland, France and Germany. Individual holdings that detracted from performance during the period included Advantest and Ericsson in the Information Technology sector, Seche Environnement SA and Teleperformance in the Industrials sector and POSCO in the Materials sector.

Thank you for your investment in Legg Mason Global Currents International All Cap Opportunity Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Paul D. Ehrlichman

Head of Global Equity and Portfolio Manager

Global Currents Investment Management, LLC

Sean M. Bogda, CFA

Portfolio Manager

Global Currents Investment Management, LLC

Elisa Mazen

Portfolio Manager

Global Currents Investment Management, LLC

Legg Mason Global Currents International All Cap Opportunity Fund 2011 Annual Report	5

Safa R. Muhtaseb, CFA

Portfolio Manager

Global Currents Investment Management, LLC

November 15, 2011

RISKS: The Fund is subject to certain risks of overseas investing not associated with domestic investing, including currency fluctuations, changes in political and economic conditions, differing securities regulations and periods of illiquidity, which could result in significant market fluctuations. These risks are magnified in emerging or developing markets. Fixed-income securities involve interest rate, credit, inflation and reinvestment risks. As interest rates rise, the value of fixed-income securities falls. Diversification does not assure against market loss. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of October 31, 2011 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of this date were: Royal Dutch Shell PLC, Class A Shares (2.8%), Unilever NV, CVA (2.7%), BCE Inc. (2.6%), China Mobile Ltd., ADR (2.6%), F&C Asset Management PLC (2.2%), KT&G Corp. (2.2%), Bridgestone Corp. (2.1%), Sanofi-Aventis (2.1%), Sumitomo Mitsui Financial Group Inc. (2.0%) and Rhoen-Klinikum AG (2.0%). Please refer to pages 10 through 14 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of October 31, 2011 were: Consumer Discretionary (16.9%), Financials (13.8%), Health Care (13.1%), Industrials (10.9%) and Consumer Staples (9.8%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

The MSCI All Country World Index Ex-U.S. (“MSCI ACWI Ex-U.S.”) is a market-capitalization-weighted index that is designed to measure performance of stocks throughout the world, with the exception of U.S.-based companies. The MSCI ACWI Ex-U.S. includes both developed and emerging markets.

ii	The price-to-earnings (“P/E”) ratio is a stock’s price divided by its earnings per share.

iii	The MSCI EAFE Index is a free float-adjusted market capitalization index designed to measure developed market equity performance, excluding the U.S. and Canada.

6	Legg Mason Global Currents International All Cap Opportunity Fund 2011 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of October 31, 2011 and October 31, 2010. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Legg Mason Global Currents International All Cap Opportunity Fund 2011 Annual Report	7

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on May 1, 2011 and held for the six months ended October 31, 2011.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charges[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	-15.24%	$1,000.00	$847.60	1.59%	$7.40	Class A	5.00%	$1,000.00	$1,017.19	1.59%	$8.08
Class B	-15.88	1,000.00	841.20	2.94	13.64	Class B	5.00	1,000.00	1,010.38	2.94	14.90
Class C	-15.51	1,000.00	844.90	2.31	10.74	Class C	5.00	1,000.00	1,013.56	2.31	11.72
Class I	-15.02	1,000.00	849.80	1.15	5.36	Class I	5.00	1,000.00	1,019.41	1.15	5.85
Class IS	-14.98	1,000.00	850.20	1.02	4.76	Class IS	5.00	1,000.00	1,020.06	1.02	5.19

[1]	For the six months ended October 31, 2011.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable initial sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

8	Legg Mason Global Currents International All Cap Opportunity Fund 2011 Annual Report

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class B	Class C	Class I	Class IS
Twelve Months Ended 10/31/11	-3.59%	-4.76%	-4.26%	-3.17%	-3.00%
Five Years Ended 10/31/11	-3.08	-3.41	-3.80	N/A	N/A
Ten Years Ended 10/31/11	3.38	2.64	2.53	N/A	N/A
Inception* through 10/31/11	5.40	0.88	2.51	-4.50	-2.31

With sales charges[2]	Class A	Class B	Class C	Class I	Class IS
Twelve Months Ended 10/31/11	-9.10%	-9.32%	-5.20%	-3.17%	-3.00%
Five Years Ended 10/31/11	-4.23	-3.52	-3.80	N/A	N/A
Ten Years Ended 10/31/11	2.77	2.64	2.53	N/A	N/A
Inception* through 10/31/11	5.16	0.88	2.51	-4.50	-2.31

Cumulative total returns
Without sales charges[1]
Class A (10/31/01 through 10/31/11)	39.44%
Class B (10/31/01 through 10/31/11)	29.71
Class C (10/31/01 through 10/31/11)	28.43
Class I (Inception date of 12/29/06 through 10/31/11)	-19.99
Class IS (Inception date of 8/4/08 through 10/31/11)	-7.31

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable CDSC with respect to Class B and C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.75%; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase payment and declines thereafter by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A, B, C, I and IS shares are February 18, 1986 (including predecessor fund), November 7, 1994, January 4, 1993, December 29, 2006 and August 4, 2008, respectively.

Legg Mason Global Currents International All Cap Opportunity Fund 2011 Annual Report	9

Historical performance

Value of $10,000 invested in

Class A, B and C Shares of Legg Mason Global Currents International All Cap Opportunity Fund vs. MSCI EAFE Index and MSCI ACWI Ex-U.S.†‡ — October 2001 - October 2011

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Class A, B and C shares of Legg Mason Global Currents International All Cap Opportunity Fund on October 31, 2001, assuming the deduction of the maximum initial sales charge of 5.75% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through October 31, 2011. The hypothetical illustration also assumes a $10,000 investment, as applicable, in the MSCI EAFE Index and the MSCI ACWI Ex-U.S. The MSCI EAFE Index is a free float-adjusted market capitalization index designed to measure developed market equity performance, excluding the U.S. and Canada. The MSCI ACWI Ex-U.S. is an index designed to provide a broad measure of stock performance throughout the world, with the exception of U.S.-based companies. The Indices are unmanaged and are not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class A, B and C shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

‡	Effective July 1, 2011, the Fund changed its performance benchmark from the MSCI EAFE Index to the MSCI ACWI Ex-U.S. Management believes the MSCI ACWI Ex-U.S. is a more appropriate benchmark for the Fund since this Index is broader and more diversified than the MSCI EAFE Index and, as a result, will provide shareholders with a better tool for assessing the Fund’s success relative to its investment objectives and comparable funds.

10	Legg Mason Global Currents International All Cap Opportunity Fund 2011 Annual Report

Schedule of investments

October 31, 2011

Legg Mason Global Currents International All Cap Opportunity Fund

Security	Shares	Value
Common Stocks — 93.3%
Consumer Discretionary — 16.9%
Auto Components — 2.1%
Bridgestone Corp.	199,558	$4,668,459	(a)
Automobiles — 1.3%
DaimlerChrysler AG, Registered Shares	55,110	2,799,736	(a)
Hotels, Restaurants & Leisure — 3.2%
Carnival PLC	108,900	3,944,993	(a)
Greene King PLC	422,103	3,037,978	(a)
Total Hotels, Restaurants & Leisure		6,982,971
Media — 5.4%
Grupo Televisa SA, ADR	179,760	3,834,281
Publicis Groupe SA	76,800	3,712,218	(a)
Reed Elsevier NV	357,360	4,387,989	(a)
Total Media		11,934,488
Multiline Retail — 1.7%
Myer Holdings Ltd.	1,401,428	3,815,414	(a)
Specialty Retail — 3.2%
SHIMAMURA Co., Ltd.	30,600	3,065,117	(a)
Statoil Fuel & Retail ASA	489,410	3,877,609	*(a)
Total Specialty Retail		6,942,726
Total Consumer Discretionary		37,143,794
Consumer Staples — 9.8%
Beverages — 1.6%
Anheuser-Busch InBev NV	72,800	101	*(a)
C&C Group PLC	880,037	3,517,335	(a)
Total Beverages		3,517,436
Food Products — 6.0%
Aryzta AG	81,140	3,913,624	(a)
Unilever NV, CVA	170,806	5,873,555	(a)
Viterra Inc.	325,920	3,354,842
Total Food Products		13,142,021
Tobacco — 2.2%
KT&G Corp.	77,114	4,839,179	(a)
Total Consumer Staples		21,498,636
Energy — 7.3%
Oil, Gas & Consumable Fuels — 7.3%
BG Group PLC	169,500	3,673,211	(a)
Canadian Natural Resources Ltd.	116,660	4,115,140

See Notes to Financial Statements.

Legg Mason Global Currents International All Cap Opportunity Fund 2011 Annual Report	11

Legg Mason Global Currents International All Cap Opportunity Fund

Security	Shares	Value
Oil, Gas & Consumable Fuels — continued
Gazprom OAO, ADR	191,420	$2,218,011	(a)
Royal Dutch Shell PLC, Class A Shares	171,131	6,069,029
Total SA	4	209	(a)
Total Energy		16,075,600
Financials — 13.8%
Capital Markets — 3.0%
Credit Suisse Group AG, Registered Shares	56,800	1,637,321	*(a)
F&C Asset Management PLC	4,126,384	4,851,994	(a)
UBS AG, Registered Shares	31	391	*(a)
Total Capital Markets		6,489,706
Commercial Banks — 5.6%
Banco Santander SA	258,305	2,208,975	(a)
Barclays PLC	1,012,388	3,130,034	(a)
DBS Group Holdings Ltd.	258,100	2,517,863	(a)
Sumitomo Mitsui Financial Group Inc.	160,700	4,480,159	(a)
Total Commercial Banks		12,337,031
Insurance — 3.4%
AXA SA	262,796	4,222,104	(a)
MS&AD Insurance Group Holdings Inc.	159,958	3,145,467	(a)
Total Insurance		7,367,571
Real Estate Management & Development — 1.8%
Cheung Kong Holdings Ltd.	184,000	2,277,700	(a)
GAGFAH SA	271,500	1,749,792	(a)
Total Real Estate Management & Development		4,027,492
Total Financials		30,221,800
Health Care — 13.1%
Health Care Providers & Services — 4.0%
Primary Health Care Ltd.	1,257,680	4,374,905	(a)
Rhoen-Klinikum AG	221,840	4,421,966	(a)
Total Health Care Providers & Services		8,796,871
Pharmaceuticals — 9.1%
Astellas Pharma Inc.	59,722	2,179,087	(a)
Bayer AG, Registered Shares	56,180	3,583,153	(a)
Meda AB, Class A Shares	359,410	3,651,107	(a)
Novartis AG, Registered Shares	40,360	2,280,042	(a)
Sanofi-Aventis	65,060	4,657,209	(a)
Teva Pharmaceutical Industries Ltd., ADR	89,140	3,641,369
Total Pharmaceuticals		19,991,967
Total Health Care		28,788,838

See Notes to Financial Statements.

12	Legg Mason Global Currents International All Cap Opportunity Fund 2011 Annual Report

Schedule of investments (cont’d)

October 31, 2011

Legg Mason Global Currents International All Cap Opportunity Fund

Security	Shares	Value
Industrials — 10.9%
Aerospace & Defense — 1.0%
Thales SA	60,164	$2,116,587	(a)
Airlines — 1.4%
easyJet PLC	540,270	3,084,189	*(a)
Commercial Services & Supplies — 5.6%
Loomis AB, Class B Shares	308,770	4,245,068	(a)
Newalta Corp.	251,500	2,979,900
Shanks Group PLC	2,005,880	3,551,151	(a)
Séché Environnement	35,420	1,604,174	(a)
Total Commercial Services & Supplies		12,380,293
Industrial Conglomerates — 1.4%
Siemens AG, Registered Shares	29,190	3,059,384	(a)
Professional Services — 1.5%
Teleperformance	157,010	3,307,489	(a)
Total Industrials		23,947,942
Information Technology — 8.8%
Communications Equipment — 1.8%
Telefonaktiebolaget LM Ericsson, Class B Shares	382,090	3,977,497	(a)
Electronic Equipment, Instruments & Components — 1.4%
Ingenico SA	76,475	3,020,063	(a)
IT Services — 5.6%
Accenture PLC, Class A Shares	49,880	3,005,769
Cielo SA	96,440	2,555,855
Indra Sistemas SA	172,350	2,891,457	(a)
ITOCHU Techno-Solutions Corp.	87,460	3,782,763	(a)
Total IT Services		12,235,844
Total Information Technology		19,233,404
Materials — 6.4%
Chemicals — 3.2%
Akzo Nobel NV	66,750	3,510,048	(a)
BASF SE	25,540	1,856,166	(a)
Symrise AG	59,440	1,530,873	(a)
Total Chemicals		6,897,087
Containers & Packaging — 1.3%
Rexam PLC	524,360	2,898,900	(a)
Metals & Mining — 1.9%
Barrick Gold Corp.	84,020	4,158,990
Total Materials		13,954,977

See Notes to Financial Statements.

Legg Mason Global Currents International All Cap Opportunity Fund 2011 Annual Report	13

Legg Mason Global Currents International All Cap Opportunity Fund

Security			Shares	Value
Telecommunication Services — 6.3%
Diversified Telecommunication Services — 2.6%
BCE Inc.			144,120	$5,712,748
Wireless Telecommunication Services — 3.7%
China Mobile Ltd., ADR			119,790	5,697,212
Vodafone Group PLC			910,421	2,524,855	(a)
Total Wireless Telecommunication Services				8,222,067
Total Telecommunication Services				13,934,815
Total Common Stocks (Cost — $199,501,728)				204,799,806

		Expiration Date
Rights — 0.0%
Banco Santander SA (Cost — $38,073)		11/8/11	219,455	37,958	*
Total Investments before Short-Term Investments (Cost — $199,539,801)				204,837,764

	Rate	Maturity Date	Face Amount
Short-Term Investments — 7.5%
Repurchase Agreements — 7.5%
Interest in $325,000,000 joint tri-party repurchase agreement dated 10/31/11 with Deutsche Bank Securities Inc.; Proceeds at maturity — $16,586,051; (Fully collateralized by various U.S. government agency obligations, 0.000% to 5.000% due 12/28/11 to 8/27/14; Market value — $16,917,748) (Cost — $16,586,000)	0.110%	11/1/11	$16,586,000	16,586,000
Total Investments — 100.8% (Cost — $216,125,801#)				221,423,764
Liabilities in Excess of Other Assets — (0.8)%				(1,850,280)
Total Net Assets — 100.0%				$219,573,484

*	Non-income producing security.

(a)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

#	Aggregate cost for federal income tax purposes is $216,145,431.

Abbreviations used in this schedule:
ADR	— American Depositary Receipts
CVA	— Certificaaten van aandelen (Share Certificates)

See Notes to Financial Statements.

14	Legg Mason Global Currents International All Cap Opportunity Fund 2011 Annual Report

Schedule of investments (cont’d)

October 31, 2011

Legg Mason Global Currents International All Cap Opportunity Fund

Summary of Investments by Country† (unaudited)
United Kingdom	13.9%
France	10.2
Japan	9.6
Canada	9.2
Netherlands	9.0
Germany	7.8
Sweden	5.4
Australia	3.7
Hong Kong	3.6
Switzerland	3.5
Ireland	2.9
Spain	2.3
South Korea	2.2
Norway	1.8
Mexico	1.7
Israel	1.6
Brazil	1.2
Singapore	1.1
Russia	1.0
Luxembourg	0.8
Short-Term Investments	7.5
100.0%

†	As a percentage of total investments. Please note that Fund holdings are as of October, 31, 2011 and are subject to change.

See Notes to Financial Statements.

Legg Mason Global Currents International All Cap Opportunity Fund 2011 Annual Report	15

Statement of assets and liabilities

October 31, 2011

Assets:
Investments, at value (Cost — $216,125,801)	$221,423,764
Foreign currency, at value (Cost — $176,256)	175,314
Cash	252
Dividends and interest receivable	621,185
Receivable for securities sold	161,567
Receivable for Fund shares sold	93,844
Prepaid expenses	39,140
Total Assets	222,515,066

Liabilities:
Payable for securities purchased	2,337,877
Payable for Fund shares repurchased	213,322
Investment management fee payable	152,294
Service and/or distribution fees payable	28,801
Trustees’ fees payable	132
Accrued expenses	209,156
Total Liabilities	2,941,582
Total Net Assets	$219,573,484

Net Assets:
Par value (Note 7)	$277
Paid-in capital in excess of par value	284,021,471
Undistributed net investment income	2,958,688
Accumulated net realized loss on investments and foreign currency transactions	(72,708,610)
Net unrealized appreciation on investments and foreign currencies	5,301,658
Total Net Assets	$219,573,484

Shares Outstanding:
Class A	8,600,043
Class B	482,125
Class C	2,106,611
Class I	264,657
Class IS	16,272,256

Net Asset Value:
Class A (and redemption price)	$8.01
Class B*	$6.99
Class C*	$6.70
Class I (and redemption price)	$7.92
Class IS (and redemption price)	$8.06
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$8.50

*	Redemption price per share is NAV of Class B and C shares reduced by a 5.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

16	Legg Mason Global Currents International All Cap Opportunity Fund 2011 Annual Report

Statement of operations

For the Year Ended October 31, 2011

Investment Income:
Dividends	$6,944,814
Interest	8,965
Less: Foreign taxes withheld	(598,728)
Total Investment Income	6,355,051

Expenses:
Investment management fee (Note 2)	2,027,258
Service and/or distribution fees (Notes 2 and 5)	414,329
Transfer agent fees (Note 5)	313,436
Custody fees	82,417
Registration fees	69,960
Legal fees	49,445
Shareholder reports	46,767
Audit and tax	33,800
Fund accounting fees	21,111
Trustees’ fees	19,209
Insurance	6,059
Miscellaneous expenses	4,489
Total Expenses	3,088,280
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(3,349)
Net Expenses	3,084,931
Net Investment Income	3,270,120

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions (Notes 1 and 3):
Net Realized Gain (Loss) From:
Investment transactions	1,832,141
Foreign currency transactions	(18,674)
Net Realized Gain	1,813,467
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(11,452,902)
Foreign currencies	(32,036)
Change in Net Unrealized Appreciation (Depreciation)	(11,484,938)
Net Loss on Investments and Foreign Currency Transactions	(9,671,471)
Decrease in Net Assets from Operations	$(6,401,351)

See Notes to Financial Statements.

Legg Mason Global Currents International All Cap Opportunity Fund 2011 Annual Report	17

Statements of changes in net assets

For the Years Ended October 31,	2011	2010

Operations:
Net investment income	$3,270,120	$2,314,679
Net realized gain	1,813,467	8,552,477
Change in net unrealized appreciation (depreciation)	(11,484,938)	(1,613,435)
Proceeds from settlement of a regulatory matter (Note 9)	—	17,676,412
Proceeds from settlement of a regulatory matter	—	853,592	†
Increase (Decrease) in Net Assets From Operations	(6,401,351)	27,783,725

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(3,400,336)	(3,221,635)
Decrease in Net Assets From Distributions to Shareholders	(3,400,336)	(3,221,635)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	35,436,256	36,211,626
Reinvestment of distributions	3,354,999	3,201,731
Cost of shares repurchased	(44,308,859)	(51,931,542)
Decrease in Net Assets From Fund Share Transactions	(5,517,604)	(12,518,185)
Increase (Decrease) in Net Assets	(15,319,291)	12,043,905

Net Assets:
Beginning of year	234,892,775	222,848,870
End of year*	$219,573,484	$234,892,775
* Includes undistributed net investment income of:	$2,958,688	$2,619,852

†	The Fund received $368,065, $230,071, $255,093 and $363 for Class A, B, C and I shares, respectively, related to this distribution.

See Notes to Financial Statements.

18	Legg Mason Global Currents International All Cap Opportunity Fund 2011 Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class A Shares[1]	2011	2010	2009	2008	2007

Net asset value, beginning of year	$8.42	$7.59	$6.19	$16.12	$14.84

Income (loss) from operations:
Net investment income	0.10	0.07	0.08	0.11	0.18
Net realized and unrealized gain (loss)	(0.39)	0.82 [2]	1.42	(5.74)	2.38
Proceeds from settlement of a regulatory matter	—	0.04	—	—	—
Total income (loss) from operations	(0.29)	0.93	1.50	(5.63)	2.56

Less distributions from:
Net investment income	(0.12)	(0.10)	(0.10)	(0.13)	(0.20)
Net realized gains	—	—	—	(4.17)	(1.08)
Total distributions	(0.12)	(0.10)	(0.10)	(4.30)	(1.28)

Net asset value, end of year	$8.01	$8.42	$7.59	$6.19	$16.12
Total return[3]	(3.59)%	12.28%[4]	24.68%	(46.51)%	18.44%

Net assets, end of year (000s)	$68,900	$72,855	$70,674	$64,767	$146,658

Ratios to average net assets:
Gross expenses	1.51%	1.46%	1.50%	1.36%	1.36%[5]
Net expenses	1.51	1.46	1.50	1.36	1.36 [5,6]
Net investment income	1.16	0.85	1.25	1.12	1.20

Portfolio turnover rate	33%	76%	82%	63%	103%

[1]	Per share amounts have been calculated using the average shares method.

[2]	The amount includes a payment of $0.61 per share received due to the settlement of a regulatory matter (Note 9).

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

The total return reflects payments received due to the settlement of two regulatory matters. Absent these payments, the total return would have been 3.61%. Class A received $368,065 related to one of these settlements (Note 9).

[5]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 1.35%.

[6]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Global Currents International All Cap Opportunity Fund 2011 Annual Report	19

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class B Shares[1]	2011	2010	2009	2008	2007

Net asset value, beginning of year	$7.67	$6.66	$5.46	$14.77	$13.70

Income (loss) from operations:
Net investment income (loss)	(0.01)	(0.02)	(0.00) [2]	0.01	0.04
Net realized and unrealized gain (loss)	(0.32)	0.72 [3]	1.25	(5.10)	2.19
Proceeds from settlement of a regulatory matter	—	0.32	—	—	—
Total income (loss) from operations	(0.33)	1.02	1.25	(5.09)	2.23

Less distributions from:
Net investment income	(0.35)	(0.01)	(0.05)	(0.05)	(0.08)
Net realized gains	—	—	—	(4.17)	(1.08)
Total distributions	(0.35)	(0.01)	(0.05)	(4.22)	(1.16)

Net asset value, end of year	$6.99	$7.67	$6.66	$5.46	$14.77
Total return[4]	(4.76)%	15.31%[5]	23.09%	(47.02)%	17.41%

Net assets, end of year (000s)	$3,372	$4,892	$5,575	$6,334	$19,665

Ratios to average net assets:
Gross expenses	2.72%	2.58%	2.77%	2.30%	2.22%[6]
Net expenses	2.72	2.58	2.77	2.30	2.21 [6,7]
Net investment income (loss)	(0.07)	(0.29)	(0.04)	0.13	0.31

Portfolio turnover rate	33%	76%	82%	63%	103%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.01 per share.

[3]	The amount includes a payment of $0.54 per share received due to the settlement of a regulatory matter (Note 9).

[4]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[5]

The total return reflects payments received due to the settlement of two regulatory matters. Absent these payments, the total return would have been 2.38%. Class B received $230,071 related to one of these settlements (Note 9).

[6]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 2.20%.

[7]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

20	Legg Mason Global Currents International All Cap Opportunity Fund 2011 Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class C Shares[1]	2011	2010	2009	2008	2007

Net asset value, beginning of year	$7.10	$6.37	$5.21	$14.30	$13.31

Income (loss) from operations:
Net investment income (loss)	0.02	(0.00) [2]	0.02	0.02	0.04
Net realized and unrealized gain (loss)	(0.31)	0.69 [3]	1.20	(4.89)	2.11
Proceeds from settlement of a regulatory matter	—	0.08	—	—	—
Total income (loss) from operations	(0.29)	0.77	1.22	(4.87)	2.15

Less distributions from:
Net investment income	(0.11)	(0.04)	(0.06)	(0.05)	(0.08)
Net realized gains	—	—	—	(4.17)	(1.08)
Total distributions	(0.11)	(0.04)	(0.06)	(4.22)	(1.16)

Net asset value, end of year	$6.70	$7.10	$6.37	$5.21	$14.30
Total return[4]	(4.26)%	12.04%[5]	23.59%	(47.02)%	17.35%

Net assets, end of year (000s)	$14,118	$20,432	$23,743	$23,535	$60,392

Ratios to average net assets:
Gross expenses	2.30%	2.31%	2.44%	2.23%	2.23%[6]
Net expenses	2.30	2.31	2.44	2.23	2.23 [6,7]
Net investment income (loss)	0.34	(0.01)	0.32	0.24	0.33

Portfolio turnover rate	33%	76%	82%	63%	103%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.01 per share.

[3]	The amount includes a payment of $0.51 per share received due to the settlement of a regulatory matter (Note 9).

[4]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[5]

The total return reflects payments received due to the settlement of two regulatory matters. Absent these payments, the total return would have been 2.73%. Class C received $255,093 related to one of these settlements (Note 9).

[6]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 2.22%.

[7]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Global Currents International All Cap Opportunity Fund 2011 Annual Report	21

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class I Shares[1]	2011	2010	2009	2008	2007[2]

Net asset value, beginning of year	$8.28	$7.50	$6.12	$16.16	$14.53

Income (loss) from operations:
Net investment income	0.13	0.10	0.12	0.19	0.25
Net realized and unrealized gain (loss)	(0.38)	0.80 [3]	1.39	(5.88)	1.38
Proceeds from settlement of a regulatory matter	—	0.01	—	—	—
Total income (loss) from operations	(0.25)	0.91	1.51	(5.69)	1.63

Less distributions from:
Net investment income	(0.11)	(0.13)	(0.13)	(0.18)	—
Net realized gains	—	—	—	(4.17)	—
Total distributions	(0.11)	(0.13)	(0.13)	(4.35)	—

Net asset value, end of year	$7.92	$8.28	$7.50	$6.12	$16.16
Total return[4]	(3.17)%	12.23%[5]	25.16%	(47.11)%	11.22%

Net assets, end of year (000s)	$2,097	$1,043	$79	$36	$172,508

Ratios to average net assets:
Gross expenses	1.31%	1.29%	1.09%	0.93%	1.19%[6,7]
Net expenses	1.13 [8,9]	1.14 [8,9]	1.03 [8,9]	0.93	1.19 [6,7,9]
Net investment income	1.57	1.23	1.91	1.73	2.46 [6]

Portfolio turnover rate	33%	76%	82%	63%	103%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period December 29, 2006 (inception date) to October 31, 2007.

[3]	The amount includes a payment of $0.60 per share received due to the settlement of a regulatory matter (Note 9).

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]

The total return reflects payments received due to the settlement of two regulatory matters. Absent these payments, the total return would have been 3.96%. Class I received $363 related to one of these settlements (Note 9).

[6]	Annualized.

[7]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 1.19%.

[8]

As a result of an expense limitation arrangement, effective September 18, 2009, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 1.15%. This expense limitation arrangement cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

[9]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

22	Legg Mason Global Currents International All Cap Opportunity Fund 2011 Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class IS Shares[1]	2011	2010	2009	2008[2]

Net asset value, beginning of year	$8.42	$7.63	$6.22	$9.15

Income (loss) from operations:
Net investment income	0.14	0.11	0.11	0.02
Net realized and unrealized gain (loss)	(0.38)	0.82 [3]	1.43	(2.95)
Total income (loss) from operations	(0.24)	0.93	1.54	(2.93)

Less distributions from:
Net investment income	(0.12)	(0.14)	(0.13)	—
Total distributions	(0.12)	(0.14)	(0.13)	—

Net asset value, end of year	$8.06	$8.42	$7.63	$6.22
Total return[4]	(3.00)%	12.24%[5]	25.25%	(32.02)%

Net assets, end of year (000s)	$131,086	$135,671	$122,778	$92,313

Ratios to average net assets:
Gross expenses	1.00%	1.00%	0.99%	0.94%[6]
Net expenses	1.00 [7]	1.00 [7]	0.99 [7]	0.94 [6]
Net investment income	1.67	1.32	1.78	0.87 [6]

Portfolio turnover rate	33%	76%	82%	63%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 4, 2008 (inception date) to October 31, 2008.

[3]	The amount includes a payment of $0.61 per share received due to the settlement of a regulatory matter (Note 9).

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 4.10% (Note 9).

[6]	Annualized.

[7]

As a result of an expense limitation arrangement, effective September 18, 2009, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed those of Class I shares. This expense limitation arrangement cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

See Notes to Financial Statements.

Legg Mason Global Currents International All Cap Opportunity Fund 2011 Annual Report	23

Notes to financial statements

1. Organization and significant accounting policies

Legg Mason Global Currents International All Cap Opportunity Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

24	Legg Mason Global Currents International All Cap Opportunity Fund 2011 Annual Report

Notes to financial statements (cont’d)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Common stocks:
Consumer discretionary	$3,834,281	$33,309,513	—	$37,143,794
Consumer staples	3,354,842	18,143,794	—	21,498,636
Energy	10,184,169	5,891,431	—	16,075,600
Financials	—	30,221,800	—	30,221,800
Health care	3,641,369	25,147,469	—	28,788,838
Industrials	2,979,900	20,968,042	—	23,947,942
Information technology	5,561,624	13,671,780	—	19,233,404
Materials	4,158,990	9,795,987	—	13,954,977
Telecommunication services	11,409,960	2,524,855	—	13,934,815
Rights	37,958	—	—	37,958
Total long-term investments	$45,163,093	$159,674,671	—	$204,837,764
Short-term investments†	—	16,586,000	—	16,586,000
Total investments	$45,163,093	$176,260,671	—	$221,423,764

†	See Schedule of Investments for additional detailed categorizations.

For the year ended October 31, 2011, as a result of the fair value pricing procedures for international equities utilized by the Fund, certain securities transferred in and out of Level 1 and Level 2 measurements during the year.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that

Legg Mason Global Currents International All Cap Opportunity Fund 2011 Annual Report	25

any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(d) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(e) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend

26	Legg Mason Global Currents International All Cap Opportunity Fund 2011 Annual Report

Notes to financial statements (cont’d)

income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(f) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(h) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(i) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of October 31, 2011, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(j) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss
(a)	$469,052	$(469,052)

(a)	Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes and book/tax differences in the treatment of passive foreign investment companies.

Legg Mason Global Currents International All Cap Opportunity Fund 2011 Annual Report	27

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Global Currents Investment Management, LLC (“Global Currents”) is the Fund’s subadviser. Western Asset Management Company (“Western Asset”) manages the Fund’s cash and short-term instruments. LMPFA, Global Currents, and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the management agreement, the Fund pays a management fee calculated daily and paid monthly in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.850%
Next $1 billion	0.825
Next $3 billion	0.800
Next $5 billion	0.775
Over $10 billion	0.750

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of cash and short-term instruments, which is provided by Western Asset. For its services, LMPFA pays Global Currents and Western Asset an aggregate fee equal to 70% of the net management fee it receives from the Fund.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of expenses other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 1.15%. In addition, total annual operating expenses for Class IS shares did not exceed those of Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

During the year ended October 31, 2011, fees waived and/or expenses reimbursed amounted to $3,349.

The investment manager is permitted to recapture amounts previously waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expense incurred. In no case will the investment manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which

28	Legg Mason Global Currents International All Cap Opportunity Fund 2011 Annual Report

Notes to financial statements (cont’d)

applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

Effective July 1, 2011, the Fund no longer offers Class B shares for purchase by new and existing investors. Individual investors who owned Class B shares on June 30, 2011 may continue to hold these shares but may not add to their Class B share positions except through dividend reinvestment. Class B shares are also available for incoming exchanges.

For the year ended October 31, 2011, LMIS and its affiliates received sales charges of approximately $35,000 on sales of the Fund’s Class A shares. In addition, for the year ended October 31, 2011, CDSCs paid to LMIS and its affiliates were approximately:

	Class A		Class B	Class C
CDSCs	$0	*	$8,000	$0	*

*	Amount represents less than $1,000.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended October 31, 2011, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$75,567,144
Sales	92,124,766

At October 31, 2011, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$23,045,057
Gross unrealized depreciation	(17,766,724)
Net unrealized appreciation	$5,278,333

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

During the year ended October 31, 2011, the Fund did not invest in any derivative instruments.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also

Legg Mason Global Currents International All Cap Opportunity Fund 2011 Annual Report	29

pays a distribution fee with respect to its Class B and C shares calculated at the annual rate of 0.75% of the average daily net assets of each class, respectively. Service and distribution fees are accrued daily and paid monthly.

For year ended October 31, 2011, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$188,380	$205,641
Class B	44,889	33,063
Class C	181,060	57,483
Class I	—	5,869
Class IS	—	11,380
Total	$414,329	$313,436

For the year ended October 31, 2011, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	—
Class B	—
Class C	—
Class I	$3,349
Class IS	—
Total	$3,349

6. Distributions to shareholders by class

	Year Ended October 31, 2011	Year Ended October 31, 2010
Net Investment Income:
Class A	$1,017,789	$892,845
Class B	219,943	7,206
Class C	287,796	126,858
Class I	18,610	2,561
Class IS	1,856,198	2,192,165
Total	$3,400,336	$3,221,635

7. Shares of beneficial interest

At October 31, 2011, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

30	Legg Mason Global Currents International All Cap Opportunity Fund 2011 Annual Report

Notes to financial statements (cont’d)

Transactions in shares of each class were as follows:

	Year Ended October 31, 2011		Year Ended October 31, 2010
	Shares	Amount	Shares	Amount
Class A
Shares sold	1,568,116	$13,559,663	1,363,075	$10,789,705
Shares issued on reinvestment	114,193	998,050	109,123	876,256
Shares repurchased	(1,734,564)	(15,004,092)	(2,132,189)	(16,952,905)
Net decrease	(52,255)	$(446,379)	(659,991)	$(5,286,944)

Class B
Shares sold	67,083	$524,433	122,372	$871,128
Shares issued on reinvestment	27,920	215,262	993	7,061
Shares repurchased	(250,427)	(1,937,768)	(323,202)	(2,302,944)
Net decrease	(155,424)	$(1,198,073)	(199,837)	$(1,424,755)

Class C
Shares sold	159,298	$1,184,143	271,946	$1,829,105
Shares issued on reinvestment	37,769	277,978	18,243	123,688
Shares repurchased	(966,612)	(6,959,705)	(1,139,477)	(7,614,999)
Net decrease	(769,545)	$(5,497,584)	(849,288)	$(5,662,206)

Class I
Shares sold	205,484	$1,776,545	144,439	$1,123,127
Shares issued on reinvestment	872	7,511	324	2,561
Shares repurchased	(67,618)	(567,507)	(29,327)	(233,868)
Net increase	138,738	$1,216,549	115,436	$891,820

Class IS
Shares sold	2,239,330	$18,391,472	2,799,209	$21,598,561
Shares issued on reinvestment	212,137	1,856,198	272,657	2,192,165
Shares repurchased	(2,288,635)	(19,839,787)	(3,050,768)	(24,826,826)
Net increase (decrease)	162,832	$407,883	21,098	$(1,036,100)

8. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended October 31, was as follows:

	2011	2010
Distributions Paid From:
Ordinary income	$3,400,336	$3,221,635

As of October 31, 2011, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$2,966,035
Capital loss carryforward*	(72,688,980)
Other book/tax temporary differences(a)	(7,347)
Unrealized appreciation (depreciation)(b)	5,282,028
Total accumulated earnings (losses) — net	$(64,448,264)

Legg Mason Global Currents International All Cap Opportunity Fund 2011 Annual Report	31
*	During the taxable year ended October 31, 2011, the Fund utilized $1,344,415 of its capital loss carryforward available from prior years. As of October 31, 2011, the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount
10/31/2017	$(72,688,980)

This amount will be available to offset future taxable capital gains. Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

(a)

Other book/tax temporary differences are attributable primarily to the realization for tax purposes of unrealized losses on certain foreign currency contracts and book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

9. Other matters

On March 30, 2010, the Fund received a payment of $17,676,412 as a part of the settlement of an administrative proceeding brought by the U.S. Securities and Exchange Commission (“SEC”) against a certain broker-dealer. The proceeding related to deceptive market timing practices found in mutual funds facilitated by the broker-dealer.

10. Legal matters

Beginning in May 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (“CGM”), a former distributor of the Fund, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including Smith Barney Fund Management LLC (“SBFM”) and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court

32	Legg Mason Global Currents International All Cap Opportunity Fund 2011 Annual Report

Notes to financial statements (cont’d)

issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against Citigroup Asset Management, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 5, 2009. On June 9, 2011, the Court of Appeals issued a Summary Order affirming the District Court’s dismissal of all claims with the exception of Plaintiffs’ Section 36(b) claim as it relates to Transfer Agent fees paid to an affiliate of the Managers. The case has been remanded to the District Court for further proceedings in accordance with the Summary Order.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

11. Other tax information

On December 22, 2010, President Obama signed into law the Regulated Investment Company Modernization Act of 2010 (the “Act”). The Act updates certain tax rules applicable to regulated investment companies (“RICs”). The various provisions of the Act will generally be effective for RICs with taxable years beginning after December 22, 2010. Additional information regarding the impact of the Act on the Fund, if any, will be contained within the relevant sections of the notes to the financial statements for the fiscal year ending October 31, 2012.

12. Recent accounting pronouncements

In April 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011-03, Transfers and Servicing (Topic 860) — Reconsideration of Effective Control for Repurchase Agreements (“ASU No. 2011-03”) related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. ASU No. 2011-03 modifies the criteria for determining effective control of transferred

Legg Mason Global Currents International All Cap Opportunity Fund 2011 Annual Report	33

assets and as a result certain agreements may now be accounted for as secured borrowings. ASU No. 2011-03 is effective prospectively for new transfers and existing transactions that are modified in the first interim or annual period beginning on or after December 15, 2011. Management is currently evaluating the impact the adoption of ASU No. 2011-03 will have on the Fund’s financial statements and related disclosures.

In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU No. 2011-04”). ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements. ASU No. 2011-04 is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact the adoption of ASU No. 2011-04 will have on the Fund’s financial statements and related disclosures.

34	Legg Mason Global Currents International All Cap Opportunity Fund 2011 Annual Report

Report of independent registered public accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Equity Trust:

We have audited the accompanying statement of assets and liabilities of Legg Mason Global Currents International All Cap Opportunity Fund, a series of Legg Mason Partners Equity Trust, including the schedule of investments, as of October 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Global Currents International All Cap Opportunity Fund as of October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 16, 2011

Legg Mason Global Currents International All Cap Opportunity Fund	35

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Legg Mason Global Currents International All Cap Opportunity Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o R. Jay Gerken, 620 Eighth Avenue, New York, New York 10018. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†:
Paul R. Ades
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Paul R. Ades, PLLC (law firm) (since 2000)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None
Andrew L. Breech
Year of birth	1952
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None
Dwight B. Crane
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1981
Principal occupation(s) during past five years	Professor Emeritus, Harvard Business School (since 2007); formerly, Professor, Harvard Business School (1969 to 2007); Independent Consultant (since 1969)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None

36	Legg Mason Global Currents International All Cap Opportunity Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
Frank G. Hubbard
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	President, Avatar International Inc. (business development) (since 1998)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None
Howard J. Johnson
Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	From 1981 to 1998 and since 2000
Principal occupation(s) during past five years	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None
David E. Maryatt
Year of birth	1936
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Private Investor; President and Director, ALS Co. (real estate management and development firm) (since 1992)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None
Jerome H. Miller
Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1995
Principal occupation(s) during past five years	Retired
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None

Legg Mason Global Currents International All Cap Opportunity Fund	37

Independent Trustees cont’d
Ken Miller
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (since 1963)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None
John J. Murphy
Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Founder and Senior Principal, Murphy Capital Management (investment management) (since 1983)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	Trustee, UBS Funds (52 funds) (since 2008); Trustee, Consulting Group Capital Markets Funds (11 funds) (since 2002); formerly, Director, Nicholas Applegate Institutional Funds (12 funds) (2005 to 2010); formerly, Director, Atlantic Stewardship Bank (2004 to 2005); formerly, Director, Barclays International Funds Group Ltd. and affiliated companies (1983 to 2003)
Thomas F. Schlafly
Year of birth	1948
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	President, The Saint Louis Brewery, Inc. (brewery) (since 1989); Partner, Thompson Coburn LLP (law firm) (since 2009); formerly, Of Counsel, Husch Blackwell Sanders LLP (law firm) and its predecessor firms (1984 to 2009)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	Director, Citizens National Bank of Greater St. Louis (since 2006)
Jerry A. Viscione
Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	Retired
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None

38	Legg Mason Global Currents International All Cap Opportunity Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Interested Trustee and Officer:
R. Jay Gerken[3]
Year of birth	1951
Position(s) with Trust	Trustee, President, Chairman and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2005); Officer and Trustee/Director of 160 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); President and Chief Executive Officer (“CEO”) of LMPFA (since 2006); President and CEO of Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management, Inc. (“CFM”) (formerly registered investment advisers) (since 2002); formerly, Chairman, President and CEO, Travelers Investment Adviser Inc. (prior to 2005)
Number of funds in fund complex overseen by Trustee	160
Other board memberships held by Trustee during past five years	Former Trustee, Consulting Group Capital Markets Funds (11 funds) (prior to 2006)
Additional Officers
Ted P. Becker Legg Mason 620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)
Vanessa A. Williams Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1979
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer and Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Assistant Vice President and Senior Compliance Officer of Legg Mason & Co. (2008-2011); formerly, Compliance Analyst of Legg Mason & Co. (2006 to 2008) and Legg Mason & Co. predecessors (prior to 2006)

Legg Mason Global Currents International All Cap Opportunity Fund	39

Additional Officers cont’d
Robert I. Frenkel Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)
Thomas C. Mandia Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary to SBFM and CFM (since 2002)
Richard F. Sennett Legg Mason 55 Water Street, New York, NY 10041
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

40	Legg Mason Global Currents International All Cap Opportunity Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d
Albert Laskaj Legg Mason 55 Water Street, New York, NY 10041
Year of birth	1977
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2010
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2008); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010); formerly, Assistant Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2007); formerly, Accounting Manager of certain mutual funds associated with Legg Mason & Co. predecessors (prior to 2005)
Jeanne M. Kelly Legg Mason 620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Mr. Gerken is an “interested person” of the Fund, as defined in the 1940 Act, because of his position with LMPFA and/or certain of its affiliates.

Legg Mason Global Currents International All Cap Opportunity Fund	41

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended October 31, 2011:

Record date:	12/28/2010
Payable date:	12/29/2010
Ordinary income:
Qualified dividend income for individuals	100.00%
Foreign source income	90.76	%*
Foreign taxes paid per share	$0.020011

*	Expressed as a percentage of the cash distribution grossed-up for foreign taxes.

The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax adviser regarding the appropriate treatment of foreign taxes paid.

Please retain this information for your records.

Legg Mason Global Currents

International All Cap Opportunity Fund

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

R. Jay Gerken Chairman

Frank G. Hubbard

Howard J. Johnson

David E. Maryatt

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Global Currents Investment Management, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Co-transfer agents

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

BNY Mellon Asset Servicing

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legg Mason Global Currents International All Cap Opportunity Fund

The Fund is a separate investment series of Legg Mason Partners Equity Trust, a Maryland statutory trust.

Legg Mason Global Currents International All Cap Opportunity Fund

Legg Mason Funds

55 Water Street

New York, NY 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Global Currents International All Cap Opportunity Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2011 Legg Mason Investors Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain other closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;
•	Account balances, transactions, and mutual fund holdings and positions;
•	Online account access user IDs, passwords, security challenge question responses; and
•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;
•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and
•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE ANNUAL REPORT

www.leggmason.com/individualinvestors

©2011 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD01936 12/11 SR11-1523

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Jerry A. Viscione possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Viscione as the Audit Committee’s financial expert. Mr. Viscione is an “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending October 31, 2010 and October 31, 2011 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $363,400 in 2010 and $325,225 in 2011.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $20,629 in 2010 and $8,000 in 2011. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Partners Equity Trust.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Equity Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Period.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $2,450 in 2010 and $60,550 in 2011. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) and (c) of this Item 4 for the Legg Mason Partners Equity Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Equity Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Equity Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2010 and 2011; Tax Fees were 100% and 100% for 2010 and 2011; and Other Fees were 100% and 100% for 2010 and 2011.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Equity Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Equity Trust during the reporting period were $0 in 2011.

(h) Yes. Legg Mason Partners Equity Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Equity Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Frank G. Hubbard

Howard J. Johnson

David E. Maryatt

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/S/ R. JAY GERKEN
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Equity Trust

Date: December 23, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ R. JAY GERKEN
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Equity Trust

Date: December 23, 2011

By:	/S/ RICHARD F. SENNETT
(Richard F. Sennett)
Principal Financial Officer of
Legg Mason Partners Equity Trust

Date: December 23, 2011